SIM U.S. Core Managed Volatility Fund

Class Z Shares (SIMUX)

SIM Global Core Managed Volatility Fund

Class Z Shares (SIMVX)

Supplement dated December 1, 2020
to the Prospectus and Statement of Additional Information (“SAI”),

each dated February 28, 2020

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for the SIM U.S. Core Managed Volatility Fund and the SIM Global Core Managed Volatility Fund (the “Funds”), which became effective on November 17, 2020. Secure Investment Management, LLC (the “Adviser”) recommended that the Board approve the Plan due to factors such as the Funds’ current levels of assets under management, limited growth opportunities, and the Adviser’s indication that it does not desire to continue subsidizing the Funds. As a result, the Board concluded that it is in the best interests of the Funds’ and their shareholders to liquidate the Funds. The Funds are expected to liquidate on or about December 29, 2020 (the “Liquidation Date”).

Effective December 1, 2020, the Funds are closed to new and subsequent investments. Until the Liquidation Date, the Funds’ shareholders may continue to reinvest dividends and distributions in the Funds or redeem their shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in the Funds based on the instructions listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

As shareholders redeem shares of the Funds between December 1, 2020 and the Liquidation Date, the Funds may not be able to maintain their stated investment goals and other investment policies. Accordingly, the Funds may deviate from their stated investment goals and other investment policies during the period between December 1, 2020 and the Liquidation Date.

If you have questions or need assistance, please contact your financial advisor directly or the Funds toll-free at 1-800-673-0550.

This Supplement and the existing Prospectus provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Funds’ toll-free at 1-800-673-0550.